UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          February 22, 2010
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company in connection with non-deal related meetings at Barclays Capital in New York, NY on February 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: February 22, 2010	By:	/s/F. Samuel Eberts III
F. Samuel Eberts III, Chief Legal Officer and Secretary

New York, NY

February 23, 2010

Barclays Capital

NDR

This slide presentation contains forward-looking
statements which are subject to change based
on various important factors, including without
limitation, competitive actions in the marketplace
and adverse actions of governmental and other
third-party payors.

Actual results could differ materially from those
suggested by these forward-looking statements.
Further information on potential factors that
could affect the Company’s financial results is
included in the Company’s Form 10-K for the
year ended December 31, 2008, and subsequent
SEC filings.

Forward Looking Statement

Introduction

Leading National

Lab Provider

Fastest growing national lab

$55 billion market

Clinical, Anatomic and Genomic Testing

Serving clients in all 50 states and Canada

Foremost clinical trials testing business

Laboratory Testing
Prevention and Wellness Monitoring
Preliminary Risk Assessment
Diagnosis
Secondary Assessment of Prognosis
Clinical Decision Regarding Treatment Path
Monitoring and Management of Condition
Health Care Continuum

Source: Deloitte (OAML)

Introduction

2009 Projected US Health Care Spend $2.5 Trillion

2,500
2,000
1,500
1,000
500
0
$ Billions
Other
Administration Costs
Lab Testing
Nursing Home and Home Health
Prescription Drugs
Physician Services
Hospital Care
• 2-3% of spend influences 70-80% of physician decisions

Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group; and U.S. Department of Commerce, Bureau of Economic Analysis and U.S. Bureau of the Census, and company estimates.

Valuable Service

  Small component of total cost

    influences large percentage

    of clinical decisions

  Screening, early detection,

    and monitoring reduce

    downstream costs

  Companion diagnostics

    improve drug efficacy and

    reduce adverse drug effects

Attractive Market

LabCorp
Laboratory Corporation of America

Relative Number of Lab Tests Per Year
14
12
10
8
6
4
2
0
2005
1997
Under 18 years
18-44 years
45-54 years
55-64 years
65-74 years
75 years and older
Patient Age

Attractive Market

Growth Drivers

  Aging population

  Industry consolidation

  Advances in genomics

  Pharmacogenomics /

    companion diagnostics

  Cost pressures

Source:   CDC National Ambulatory Medical Care Survey and Company Estimates

Attractive Market

Opportunity to

Take Share

  Approximately 5,000

   independent labs

  High cost competitors

Source: Washington G-2 Reports and company estimates

$55 Billion US Lab Market

55%

14%

9%

4%

19%

Hospital Affiliated

Quest

LabCorp

Physician Office

Other Independent

•
•

LabCorp U.S. Payor Mix
% of revenue, 2009

7.6%
20.2%
3.8%
27.1%
41.3%
Medicare and Medicaid
Managed Care Capitated
Managed Care Fee-for-service
Client (physicians, hospitals, companies, etc)
Patient

Attractive Market

Diversified Payor Mix

  No customer > 9% of revenue

  Limited government exposure

LabCorp U.S. Test Mix
% of revenue, 2009

6.6%
13.7%
15.7%
64.0%
Other Esoteric
Core
All Genomic
Histology

Attractive Market

Diversified Test Mix

  Esoteric 36% of revenue

  Goal of 40% in 3 – 5 years

  Higher priced business

Competitive Position

Scale and Scope

  National infrastructure

  Broad test offering

  Managed care contracts

  Economies of scale

Primary LabCorp Testing Locations*

Esoteric Lab Locations

(CET, CMBP, Dianon, Esoterix, Monogram Biosciences, NGI, OTS, US Labs, Viromed)

Patient Service Centers*

Competitive Position

Managed Care Relationships

  Exclusive national laboratory for UnitedHealthcare

  Sole national strategic partner for WellPoint

  Significant national plans recently renewed or

    extended on a multi-year basis, including

    WellPoint, Cigna and Humana

  Contracted with numerous local and

    regional anchor plans

Partner	Clinical Area
ARCA biopharma	Companion Diagnostics (CVD) (exclusive)
Celera Diagnostics	Breast Cancer
Duke University	Lung Cancer (exclusive)
Exact Sciences	Colon Cancer
Intema Ltd.	Prenatal Testing
Ipsogen	Molecular Diagnostics
Medco Health Solutions	Companion Diagnostics (Research)
OncoMethylome Sciences	Companion Diagnostics (Oncology) (exclusive)
Siemens Health Solutions	Companion Diagnostics (Oncology and CVD)
SmartGene	Bioinformatics Tools
Third Wave Technologies	Companion Diagnostics (CVD)
Vanda Pharmaceuticals	Companion Diagnostics (exclusive)
Veridex	Prostate Cancer
Yale University	Ovarian Cancer (exclusive)

Scientific

Leadership

  Introduction of new tests

  Acquisitions and licensing

  Collaborations with leading

    companies and academic

    institutions

Competitive Position

LabCorp
Laboratory Corporation of America

Protedyne
RADIUS

Competitive Position

Standardized and

Efficient Processes

  Standardized lab and billing

    IT systems

  Automation of pre-analytics

  Capacity rationalization

  Logistics optimization

2010 Priorities

Our Focus

  Profitable revenue growth

  IT and client connectivity

  Continue scientific

    leadership

  Maintain price

  Control costs

2010 Priorities

Profitable Revenue Growth

  Target specialty physicians with

    breadth of menu and services

  Educate payers and physicians on

    value of LabCorp testing

  Leverage assets from Monogram

   acquisition

  Continue to improve patient experience

Smithsonian, John H.
Annotations
Quick Links
Results
Alerts
Ordering
Patients
Administration
Alerts (345 records in total)
Folders
print
12.19.09 (12:00pm) FAX FAILED.
Results Inbox (126 records in total)
Date
Patient Name
Case Number
Description
Lab name
Status

2010 Priorities

IT and Client
Connectivity

  Enhance online services and

   analytic tools

  LabCorp Inside the Box for

   superior connectivity

  Improve Patient Experience

   through:

  Automated PSC workflow

  Patient access via PHRs,

   online appointments

  Enterprise services

   including VoIP

Continue “open platform” strategy

  to maximize options for users

Continue Scientific

Leadership

  Increase esoteric testing

  Grow and enhance offerings in

    personalized medicine:

  Expand outcome improvement

           programs

  Develop and commercialize

           companion diagnostics

2010 Priorities

Increase

Esoteric Testing

  Introduction of new tests

  Acquisitions and licensing

  Collaborations with academic

    institutions

Continue Scientific Leadership

New Tests Include:

Collaborations Include:

BRAF Gene Mutation Detection

EGRF Mutation Analysis for Nonsmall-Cell Lung Cancer

Warfarin (P450 2C9 and VKORC1)

Clopidogrel CYP2C19 Genotyping

Duke University

National Jewish Health

Integrase – HIV Genotyping (GenoSure) and HIV Phenotyping (PhenoSense)

HERmark for Breast Cancer

????

Yale University

Enhanced Trofile

H1N1 – Flu Testing

CKD Prevalence and Mortality in US
15.5
0.7
24.3%
47.5%
Stage 3
Stage 4
Prevalence (mil)
Mortality

Expand Outcomes

Improvement

  Litholink kidney stone

  CKD

  Continual development of

    valuable programs

Continue Scientific Leadership

Continue Scientific Leadership

Develop and
Commercialize

Companion Diagnostics

  Invest in clinical trials

  Relationships with biotech and

   pharma companies

  Promote key tests

  K-RAS

  HLA-B* 5701

  BRAF Gene Mutation Detection

  EGRF Mutation Analysis

  CYP 450 2C19

  Monogram Biosciences

  Trofile

  PhenoSense, PhenoSense GT

  HERmark

“K-RAS testing should be routinely conducted in
all colorectal cancer patients immediately after
diagnosis to ensure the best treatment strategies
for the individual Patient”

– Dr. Eric Van Cutsem, presenter at the June 2008 American

Society of Clinical Oncology meeting

FDA recommends genetic screening prior to
treatment with Abacavir

ROCKVILLE, Md -- July 24, 2008 -- The US Food and Drug Administration (FDA) has issued an alert regarding serious, and sometimes fatal, hypersensitivity reactions (HSRs) caused by abacavir (Ziagen) therapy in patients with a particular human leukocyte antigen (HLA) allele,
HLA-B* 5701.

Genetic tests for HLA-B*5701 are already available, and all patients should be screened for the
HLA-B*5701 allele before starting or restarting treatment with abacavir or abacavir-containing medications.

“FDA has approved the expanded use of Selzentry…
to include adult patients with CCR5-tropic HIV-1
virus who are starting treatment for the first time.”

 - ViiV Healthcare Press Release, November 20th, 2009

LabCorp
Laboratory Corporation of America

LithoLink Laboratory Reporting System™

Patient Results Report

PATIENT	DATE OF BIRTH	PHYSICIAN
Sample, Patient	03/29/1953	Test, Physician

Values larger, bolder and more towards red indicate increasing risk for kidney stone formation.

Summary Stone Risk Factors

SAMPLE ID: S189570 PATIENT COLLECTION DATE 06/04/2006

ANALYTE	← DECREASED RISK — INCREASING RISK FOR STONE FORMATION →
Urine Volume (liters/day)	1.46
SS CaOx	5.87
Urine Calcium (mg/day)	101
Urine Oxalate (mg/day)	33
Urine Citrate (mg/day)	358
SS CaP	0.56
24 Hour Urine pH	6.100
SS Uric Acid	0.32
Urine Uric Acid (g/day)	0.277

Interpretation Of Laboratory Results

Note that in the following automated interpretation the current sample is compared to the sample collected on 07/25/2004 because the urine creatinine excretion varied between the current sample and the sample collected on 07/26/2004 by an excessive amount.

Urine volume has risen but remains low (was 0.91 and now is 1.46 l/d). Low urine volume in a stone former should always be corrected if possible. A good clinical goal is 2.5 liters daily. Recheck in 6 weeks and adjust fluid intake as needed.

Borderline hyperoxaluria is now present (was 26 and now is 33 mg/d). This can contribute to calcium oxalate stone disease. Our records do not show the presence of bowel disease. High protein diet is not a likely cause of hyperoxaluria (PCR = 0.9 g/kg/d). Low calcium diet can increase urine oxalate and should be clinically evaluated. Low oxalate diet should be prescribed. Consider diet change and repeat in 6 to 12 weeks.

Urine citrate has risen but remains low (was 247 and now is 358 mg/d). Our records do not report that potassium citrate has been prescribed. Since urine citrate is low and SS CaP is not high consider adding

2010 Priorities

Maintain Price

  Managed care stability; offsets

   1.9% Medicare rate decrease

  Focus on high-value tests

  Promote outcome improvement

Control Costs

  Continue focus on collections

    and bad debt reduction

  Optimize supply chain

  Use efficiency gains to

    improve patient experience

2010 Priorities

$3,085

$3,328

$3,591

$4,068

$4,513

$4,695

$2.45

$2.80

$3.30

$4.18

$4.60

$4.89

2004

2005

2006

2007

2008

2009

Revenue ($mil)

EPS

Excellent Performance

Revenue and

EPS Growth

  9% Revenue CAGR

  15% EPS CAGR

(1) Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss; excluding the $0.06 per diluted share impact in 2006 of restructuring and other special charges; excluding the $0.25 per diluted share impact in 2007 of restructuring and other special charges; excluding the

(2) EPS, as presented, represents adjusted, non-GAAP financial measures.  Diluted EPS,

as reported in the Company’s Annual Report were:  $2.45 in 2004; $2.71 in 2005;

$3.24 in 2006; $3.93 in 2007; $4.16 in 2008; and $4.98 in 2009.

$0.44 per diluted share impact in 2008 of restructuring and other special charges; excluding the ($0.09) per diluted share impact in 2009 of restructuring and other special charges.

Revenue and EPS Growth: 2004 – 2009 (1) (2)

Excellent Performance

Leading Returns

Leading returns

Leading EBIT margin

18.2%

20.5%

21.8%

27.6%

27.5%

25.8%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

2004

2005

2006

2007

2008

2009

LabCorp ROE 2004-2009

Excellent Performance

Cash Flow

  11% FCF CAGR

  $2.0 B+ share repurchase

    over last three years

Note: $ in Millions

$538

$574

$632

$710

$781

$862

$443

$481

$516

$567

$624

$748

$

-

$200

$400

$600

$800

$1,000

2004

2005

2006

2007

2008

2009

Operating Cash Flow

Free Cash Flow

Fourth Quarter and Full Year 2009 Results

2009

2008

+/(-)

2009

2008

+/(-)

Adjusted Revenue

1,165.1

$

1,126.6

$

3.4%

4,694.7

$

4,512.7

$

4.0%

Adjusted Operating Income

221.9

$

219.8

$

1.0%

954.9

$

937.0

$

1.9%

Adjusted Operating Income Margin

19.0%

19.5%

(50)

bp

20.3%

20.8%

(50)

bp

Adjusted EPS

1.16

$

1.10

$

5.5%

4.89

$

4.60

$

6.3%

Operating Cash Flow

224.7

$

215.3

$

4.4%

862.4

$

780.9

$

10.4%

Less: Capital Expenditures

(37.6)

$

(36.3)

$

3.6%

(114.7)

$

(156.7)

$

-26.8%

Free Cash Flow

187.1

$

179.0

$

4.5%

747.7

$

624.2

$

19.8%

Twelve Months Ended Dec 31,

Three Months Ended Dec 31,

Supplemental Financial Information

Q1 09

Q2 09

Q3 09

Q4 09

2009

Bad debt as a percentage of sales

5.3%

5.3%

5.3%

5.3%

5.3%

Days sales outstanding

52

50

48

44

44

A/R coverage (Allowance for Doubtful Accts. / A/R)

19.5%

20.6%

21.9%

23.2%

23.2%

Laboratory Corporation of America

Other Financial Information

Full Year 2009

($ in million's)

Laboratory Testing
Prevention and Wellness Monitoring
Preliminary Risk Assessment
Diagnosis
Secondary Assessment of Prognosis
Clinical Decision Regarding Treatment Path
Monitoring and Management of Condition
Health Care Continuum

Source: Deloitte (OAML)

Key Points

  Critical position in health care delivery system

  Attractive market

  Strong competitive position - well positioned to gain share

  Leadership in personalized medicine

  Excellent cash flow

  Strong balance sheet

Conclusion

©2010 LabCorp.    All rights reserved.    8026-0210